Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 75,102,649 Shares
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Supplement No. 1 dated December 20, 2018
to
Prospectus dated October 26, 2018
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This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the "Company") dated October 26, 2018, as amended or supplemented (the "Prospectus").

You should carefully consider the "Risk Factors" beginning on page 34 of the Prospectus before you decide to invest.

Change in Public Offering Price

On December 20, 2018, in accordance with our share pricing policy, our board of directors determined that a change in the public offering prices was warranted following a change in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we are changing our public offering price to $15.42 per Class R share, $14.49 per Class RIA share, and $14.19 per Class I share from $15.01 per Class R share, $14.11 per Class RIA share, and $13.81 per Class I share. The change in the public offering price is effective as of our December 21, 2018 weekly closing and first applied to subscriptions received from December 14, 2018 through December 20, 2018.